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                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                      OF QUARTERLY REPORT ON FORM 10-QSB/A
                   OF ADVANCED REFRACTIVE TECHNOLOGIES, INC.

                      FOR THE QUARTER ENDED SEPTEMBER 30, 2006

The undersigned is the Chief Executive Officer of Advanced Refractive Technologies, Inc. (the "Company"). This certification is made pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies the Quarterly Report on Form 10-QSB/A of the Company for the period ended September 30, 2006.

I, Randal A. Bailey certify that the Quarterly Report on Form 10-QSB/A for the period ended September 30, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is executed as of March 26, 2007

                                       /s/ Randal A. Bailey
                                       -----------------------------------------
                                       Randal A. Bailey, Chief Executive Officer